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                                                                    Exhibit 10.4

                       AMENDMENT TO EMPLOYMENT AGREEMENT

         This Amendment to Employment Agreement ("Amendment") is entered into by and among Northway Financial, Inc., a New Hampshire chartered corporation ("Northway"), Pemigewasset National Bank, a national bank and wholly owned subsidiary of Northway with its principal office located in New Hampshire (Northway and Pemigewasset National Bank are hereinafter collectively referred to as the "Employer"), and Fletcher Adams (the "Executive").

         WHEREAS, the Employer and the Executive are parties to an Employment Agreement dated September 30, 1997 (the "Employment Agreement"); and

         WHEREAS, the Employer and the Executive have determined that it is in their mutual best interest to amend the Employment Agreement as set forth below;

         NOW, THEREFORE, the Employer and the Executive agree as follows:

         The Employment Agreement is amended by adding the following to the end of Section 7(d) ("Noncompetition and Nonsolicitation"):

         Notwithstanding the foregoing, in the event that the Executive becomes entitled to Termination Benefits pursuant to Section 6(f) ("Termination Following a Change of Control"), this Section 7(d) shall not apply to the Executive with respect to the Executive's activities during any period following the termination of the Executive's employment.

         This Amendment shall be effective as of January 1, 1999 (the "Effective Date").
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         IN WITNESS WHEREOF, this Amendment has been executed as a sealed instrument by the Employer, by its duly authorized officer, and by the Executive, as of the Effective Date.

                                                     NORTHWAY FINANCIAL, INC.
Attest:
                                                     By: /S/ William J. Woodward
                                                             -------------------
By: /S/ Donald R. Hatt                               Name:   William J. Woodward
        ----------------                             Title: President and Chief
Name:   Donald R. Hatt                                      Executive Officer
Title:  Senior Executive Vice President

                                                     PEMIGEWASSET NATIONAL BANK

                                                     By: /S/ Fletcher W. Adams
                                                             ------------------
                                                     Name:   Fletcher W. Adams
                                                     Title: President and Chief
                                                            Executive Officer


                                                     EXECUTIVE

                                                      /S/ Fletcher W. Adams
                                                          -------------------
                                                          Fletcher W. Adams